Supplement to Prospectus

Institutional Portfolios

HC Strategic Shares

Dated November 1, 2011

HC Capital Trust

The date of this Supplement is March 23, 2012

The Fixed Income Opportunity Portfolio: At a meeting, held on March 13, 2012, the Board of Trustees (the “Board”) for HC Capital Trust (the “Trust”) approved the engagement of Fort Washington Investment Advisors, Inc. (“Fort Washington”) as an additional investment advisory organization (“Proposed Specialist Manager”) to manage a portion of the assets of The Fixed Income Opportunity Portfolio of the Trust. The Proposed Specialist Manager cannot be appointed, however, until approved by shareholders of The Fixed Income Opportunity Portfolio. A meeting of the shareholders of The Fixed Income Opportunity Portfolio is scheduled to be held on April 30, 2012.

The Institutional Growth Equity Portfolio: At a meeting, held on March 13, 2012, the Board of Trustees (the “Board”) for HC Capital Trust (the “Trust”) approved an amendment to the portfolio management agreement between Jennison Associates LLC (“Jennison”) and the Trust with respect to The Institutional Growth Equity Portfolio (the “Portfolio”). The amendment cannot take effect until approved by shareholders of the Portfolio. A meeting of the shareholders of the Portfolio is scheduled to be held on April 30, 2012.

The Emerging Markets Portfolio: (From the Supplement filed on January 12, 2012) Effective immediately, Brad Aham will no longer serve as a portfolio manager for the portion of The Emerging Markets Portfolio managed by SSgA Funds Management, Inc.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Supplement to Institutional Prospectus for HC Capital Trust